UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2022 (March 4, 2022)

Goldman Sachs Middle Market Lending Corp. II

(Exact name of registrant as specified in its charter)

Delaware	000-56369	87-3643363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York		10282
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 655-4702

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b–2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 3.02 – Unregistered Sales of Equity Securities.

On March 4, 2022, Goldman Sachs Middle Market Lending Corp. II (the “Company”) delivered a capital drawdown notice to certain investors relating to the sale of approximately 1.8 million shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) for an aggregate offering price of approximately $34 million. The sale is expected to close on or around March 16, 2022.

The sale of Common Stock is being made pursuant to subscription agreements entered into by the Company and its investors. Under the terms of the subscription agreements, investors are required to fund drawdowns to purchase Common Stock up to the amount of their respective capital commitments on an as-needed basis with a minimum of five business days’ prior notice to investors.

The issuance of the Common Stock is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and Regulation D and Regulation S thereunder. Each purchaser of Common Stock was required to represent that it is (i) either an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act or, in the case of the Common Stock sold outside the United States, not a “U.S. person” in accordance with Regulation S under the Securities Act and (ii) was acquiring the Common Stock for investment and not with a view to resell or distribute. The Company did not engage in general solicitation or advertising and did not offer securities to the public in connection with such issuances.

Forward-Looking Statements

This report may contain forward-looking statements that involve substantial risks and uncertainties, including the impact of COVID-19 on the business, future operating results, access to capital and liquidity of the Company and its portfolio companies. You can identify these statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “target,” “estimate,” “intend,” “continue,” or “believe” or the negatives thereof or other variations thereon or comparable terminology. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. These statements represent the Company’s belief regarding future events that, by their nature, are uncertain and outside of the Company’s control. Any forward-looking statement made by us in this report speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, the risks, uncertainties and other factors we identify in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in filings we make with the Securities and Exchange Commission, and it is not possible for us to predict or identify all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 7.01 – Regulation FD Disclosure.

On March 7, 2022, the Company disclosed the below information:

Recent Investment Activity

From February 2, 2022 to March 1, 2022, the Company made new investment commitments and fundings of $5.5 million and $3.5 million, respectively. 100% of new investment commitments were comprised of first lien debt, made in one new Portfolio Company.

Set forth below is a brief description of the Company’s investment activity during the period from February 2, 2022 to March 1, 2022.

New Investment Commitments:

SpendMend, LLC (“SpendMend”)

SpendMend is a provider of cost-cycle solutions and analytics to hospitals and health systems. In February 2022, the Company provided a $0.5 million revolver, a $3.5 million first lien term loan and a $1.5 million first lien delayed draw term loan to SpendMend. The foregoing first lien loans bear interest at a rate of SOFR plus 5.75% (subject to a 1.00% SOFR floor) per year and mature in 2028.

Management

Departure of Chief Operating Officer; Appointment of New Chief Operating Officer.

On February 23, 2022, Jon Yoder resigned from his position as Chief Operating Officer of the Company, effective March 7, 2022. On February 23, 2022, Mr. Yoder also resigned as Chief Operating Officer of GS BDC, PMMC and PMMC II, in each case effective March 7, 2022. Mr. Yoder’s resignation is not the result of any disagreement with the Company. To assist in an orderly transition, Mr. Yoder will continue serving in his current role during the transition period.

On March 2, 2022, the Board of Directors appointed Gabriella Skirnick, age 44, as Chief Operating Officer of the Company, effective March 7, 2022. On February 23, 2022, the board of directors of GS BDC appointed Ms. Skirnick as Chief Operating Officer of GS BDC and on March 2, 2022, the board of directors of each of PMMC and PMMC II also appointed Ms. Skirnick as Chief Operating Officer, in each case, effective March 7, 2022.

Ms. Skirnick is global chief operating officer of Goldman Sachs Asset Management Private Credit. Prior to joining the Merchant Banking Division as global chief operating officer of the Private Credit investing platform in 2017, she spent six years in the Investment Banking Division in the Technology, Media and Telecom Group, where she focused on technology mergers and acquisitions, as well as in the Americas Financing Group. Ms. Skirnick joined Goldman Sachs as an analyst in the Communications, Media and Entertainment Group within the Investment Banking Division in 2000 and rejoined the firm in 2010. Before re-joining Goldman Sachs, Ms. Skirnick worked in distressed investing at Aurelius Capital Management and Perella Weinberg Partners. She was named managing director of Goldman Sachs in 2017.

Ms. Skirnick has no family relationships with any current director, executive officer, or person nominated to become a director or executive officer of the Company, and there are no transactions or proposed transactions to which the Company is a party, or intended to be a party, in which Ms. Skirnick has, or will have, a material interest subject to Item 404(a) of Regulation S-K.

* * *

The information disclosed under this Item 7.01 is being “furnished” and shall not be deemed “filed” by the Fund for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Goldman Sachs Middle Market Lending Corp. II

Date: March 7, 2022	By:	/s/ Carmine Rossetti
Name: Carmine Rossetti
Title: Chief Financial Officer and Treasurer